UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013 (October 24, 2013)

KANSAS CITY SOUTHERN

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreements

On October 24, 2013, The Kansas City Southern Railway Company (“KCSR”), a wholly-owned subsidiary of Kansas City Southern (the “Company”) entered into a purchase agreement (the “KCSR Purchase Agreement”) with J.P. Morgan Securities LLC (“JPM”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Morgan Stanley & Co. LLC (“Morgan Stanley”), as representatives of the several initial purchasers named in the KCSR Purchase Agreement (the “KCSR Initial Purchasers”), to issue and sell to the KCSR Initial Purchasers, $200 million in aggregate principal amount of its 3.85% senior notes due 2023 (the “KCSR Notes”) in a private placement transaction pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Under the KCSR Purchase Agreement, the KCSR Notes are expected to be resold by the KCSR Initial Purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act or to non-U.S. persons pursuant to Regulation S promulgated under the Securities Act. The KCSR Notes are fully and unconditionally guaranteed, jointly and severally on an unsecured senior basis by the Company, and each of the Company’s current and future domestic subsidiaries that guarantees KCSR’s credit facility or certain other debt of KCSR or a guarantor.

Also on October 24, 2013, Kansas City Southern de México, S.A. de C.V. (“KCSM”), another wholly-owned subsidiary of the Company, entered into a purchase agreement (the “KCSM Purchase Agreement” and together with the KCSR Purchase Agreement, the “Purchase Agreements”) with JPM, Merrill Lynch and Morgan Stanley, as representatives of the several initial purchasers named in the KCSM Purchase Agreement (the “KCSM Initial Purchasers”), to issue and sell to the KCSM Initial Purchasers, $250 million aggregate principal amount of its Floating Rate Senior Notes due 2016 (the “KCSM Notes”) in a private placement transaction pursuant to an exemption from the registration requirements of the Securities Act. Under the KCSM Purchase Agreement, the KCSM Notes are expected to be resold by the KCSM Initial Purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act or to non-U.S. persons pursuant to Regulation S promulgated under the Securities Act.

The above descriptions of the Purchase Agreements are qualified in their entirety by the full text of each agreement, attached hereto as Exhibits 10.1 and 10.2, respectively.

Indentures

On October 29, 2013, KCSR and the guarantors named therein (the “Guarantors”) entered into an indenture (the “KCSR Indenture”) with U.S. Bank National Association, as trustee and paying agent (“U.S. Bank”), pursuant to which KCSR issued the KCSR Notes.

Also on October 29, 2013, KCSM entered into an indenture (the “KCSM Indenture” and together with the KCSR Indenture, the “Indentures”) with U.S. Bank , as trustee and paying agent, pursuant to which KCSM issued the KCSM Notes.

See the discussion below under Item 2.03 for a description of the material terms and conditions of the Indentures.

Registration Rights Agreements

On October 29, 2013, KCSR and the Guarantors entered into a registration rights agreement with JPM, Merrill Lynch and Morgan Stanley (the “KCSR Registration Rights Agreement”) pursuant to which KCSR and the guarantors named on the signature page thereto agreed, for the benefit of the holders of the KCSR Notes, at the cost of KCSR, to use their reasonable best efforts to:

•	File a registration statement with respect to a registered offer to exchange the KCSR Notes for new exchange notes having terms identical in all material respects to the KCSR Notes (except that the exchange notes will not contain transfer restrictions); and

•	Use their commercially reasonable efforts to complete the registered exchange offer within 270 days after the October 29, 2013 closing date of the offering of the KCSR Notes.

Also on October 29, 2013, KCSM entered into a registration rights agreement with JPM, Merrill Lynch and Morgan Stanley (the “KCSM Registration Rights Agreement” and together with the KCSR Registration Rights Agreement, the “Registration Rights Agreements”) pursuant to which KCSM agreed, for the benefit of the holders of the KCSM Notes, to use its reasonable best efforts to:

•	File a registration statement with respect to a registered offer to exchange the KCSM Notes for new exchange notes having terms identical in all material respects to the KCSM Notes (except that the exchange notes will not contain transfer restrictions); and

•	Use its commercially reasonable efforts to complete the registered exchange offer within 270 days after the October 29, 2013 closing date of the offering of the KCSM Notes.

Promptly after the exchange registration statement has been declared effective, KCSR and KCSM will commence their respective registered exchange offers.

The above descriptions of the Registration Rights Agreements are qualified in their entirety by the full text of each agreement, attached hereto as Exhibits 4.3 and 4.4, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

KCSR Notes

The KCSR Notes are unsecured and unsubordinated obligations of KCSR and will be unconditionally guaranteed, jointly and severally, on an unsecured senior basis, by each of the Company’s current and future domestic subsidiaries that from time to time guarantee KCSR’s credit agreement or any other debt of KCSR or a Guarantor.

The KCSR Notes bear interest at a rate of 3.85% per annum. Interest is payable semi-annually in cash on May 15 and November 15 of each year, beginning May 15, 2014, to persons who are the registered holders of the KCSR Notes at the close of business on the immediately preceding May 1 and November 1 respectively.

The KCSR Indenture limits the ability of KCSR, the Company or any of the Company’s significant subsidiaries that is a Guarantor to incur liens. In the event of a Change of Control Repurchase Event (as defined in the KCSR Indenture), KCSR will be required to make an offer to each holder of KCSR Notes to repurchase all or any part of that holder’s KCSR Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the KCSR Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

In addition, under the KCSR Indenture, the KCSR Notes may be declared immediately due and payable by the trustee or the holders of at least 25% in aggregate principal amount of the KCSR Notes then outstanding if any of certain events of default occur and are continuing under the KCSR Indenture. Subject to certain qualifications and applicable grace periods as set forth in the KCSR Indenture, the events of default include the following:

•	KCSR fails to pay the principal or any premium on a KCSR Note on its due date;

•	KCSR fails to pay interest on any KCSR Note within 30 days of its due date;

•	KCSR defaults in the performance of or breach of any covenant of the KCSR Indenture and such default continues for a period of 90 days after written notice by the trustee or the holders of 25% or more in aggregate principal amount of the KCSR Notes; or

•	certain events of bankruptcy or insolvency described in the KCSR Indenture with respect to KCSR or any Guarantor.

The KCSR Notes will mature on November 15, 2023. KCSR, at its option, may redeem the KCSR Notes in whole at any time or in part from time to time prior to August 15, 2023, at a redemption price equal to the greater of (i) 100% of the principal amount of the KCSR Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the KCSR Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the KCSR Indenture. On or after August 15, 2023, the KCSR Notes may be redeemed, at KCSR’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of KCSR Notes to be redeemed plus accrued interest to but excluding the redemption date.

KCSM Notes

The KCSM Notes are unsecured and senior obligations of KCSM. The KCSM Notes bear interest at a rate equal to the three-month U.S. dollar LIBOR plus 70 basis points per annum. Interest is payable quarterly in cash on January 28, April 28, July 28 and October 28 of each year, beginning January 28, 2014, to persons who are the registered holders of the KCSM Notes at the close of business on the immediately preceding January 1, April 1, July 1 and October 1, respectively. The KCSM Notes will mature on October 28, 2016. KCSM has agreed to pay Additional Amounts (as defined in the KCSM Indenture) as necessary such that all payments made to holders of the KCSM Notes shall be free of withholding tax.

Except in certain circumstances in connection with the exchange offer (as discussed below) or as a result of a change in the Mexican withholding tax rate, KCSM may not redeem the KCSM Notes prior to maturity.

The KCSM Indenture limits the ability of KCSM to incur liens on any stock or indebtedness of significant subsidiaries. In the event of a Change of Control Repurchase Event (as defined in the KCSM Indenture), KCSM will be required to make an offer to each holder of KCSM Notes to repurchase all or any part of that holder’s KCSM Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the KCSM Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

In addition, under the KCSM Indenture, the KCSM Notes issued thereunder may be declared immediately due and payable by the trustee or the holders of at least 25% in aggregate principal amount of such KCSM Notes then outstanding if certain events of default occur and are continuing under the KCSM Indenture. Subject to certain qualifications and applicable grace periods as set forth in the KCSM Indenture, the events of default include the following:

•	KCSM fails to pay the principal or any premium on a KCSM Note on its due date;

•	KCSM fails to pay interest or any Additional Amounts on any KCSM Note within 30 days of its due date;

•	KCSM defaults in the performance of, or breach of, any covenant of the KCSM Indenture and such default continues for a period of 90 days after written notice by the trustee or the holders of 25% or more in aggregate principal amount of the applicable KCSM Notes;

•	certain events of bankruptcy or insolvency described in the KCSM Indenture with respect to KCSM or its Significant Subsidiaries (as defined in the KCSM Indenture); or

•	termination of the KCSM rights under the Concession Title (as defined in the KCSM Indenture) which result in a material adverse effect on KCSM or the commandeering of the Northeast Rail Lines.

The above descriptions of the Indentures are qualified in their entirety by the full text of each indenture, attached hereto as Exhibit 4.1 and 4.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

4.1	KCSR Indenture, dated October 29, 2013.

4.2	KCSM Indenture, dated October 29, 2013 (incorporated by reference to Exhibit 4.1 to KCSM’s Current Report on Form 8-K filed on October 30, 2013).

4.3	KCSR Registration Rights Agreement, dated October 29, 2013.

4.4	KCSM Registration Rights Agreement, dated October 29, 2013 (incorporated by reference to Exhibit 4.2 to KCSM’s Current Report on Form 8-K filed on October 30, 2013).

10.1	KCSR Purchase Agreement, dated October 24, 2013.

10.2	KCSM Purchase Agreement, dated October 24, 2013 (incorporated by reference to Exhibit 10.1 to KCSM’s Current Report on Form 8-K filed on October 30, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Secretary

Date: October 30, 2013

INDEX TO EXHIBITS

Number	Description

4.1	KCSR Indenture, dated October 29, 2013.

4.2	KCSM Indenture, dated October 29, 2013 (incorporated by reference to Exhibit 4.1 to KCSM’s Current Report on Form 8-K filed on October 30, 2013).

4.3	KCSR Registration Rights Agreement, dated October 29, 2013.

4.4	KCSM Registration Rights Agreement, dated October 29, 2013 (incorporated by reference to Exhibit 4.2 to KCSM’s Current Report on Form 8-K filed on October 30, 2013).

10.1	KCSR Purchase Agreement, dated October 24, 2013.

10.2	KCSM Purchase Agreement, dated October 24, 2013 (incorporated by reference to Exhibit 10.1 to KCSM’s Current Report on Form 8-K filed on October 30, 2013).